                                                                   Exhibit 99.2

     Statement Under Oath of Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, David B. Rickard, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of CVS Corporation, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of CVS Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended December 29, 2001 of CVS Corporation;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CVS Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.




/s/ David B. Rickard                 Subscribed and sworn to before me
-------------------------------      this 9th day of August, 2002.
David B. Rickard
Executive Vice President, Chief      /s/ Kathleen L. Burt
   Financial Officer and Chief       ------------------------------
   Administrative Officer            Kathleen L. Burt
August 9th, 2002                     Notary Public
                                     My Commission Expires: January 22, 2006